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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 (No. 333-107595) of Noble Corporation of our report dated January 30, 2003 relating to the consolidated financial statements, which appears in Noble Corporation's Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the references to us under the headings "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP


Houston, Texas
September 16, 2003